POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 2011.

/s/A. Bayard Closser

A. Bayard Closser

President  and Trustee

STATE OF OHIO

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared A. Bayard Closser, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2011.

/s/Jill Banfield

Notary Public

My commission expires:

4/13/2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 2011.

/s/Gustavo A. Altuzarra

Gustavo A. Altuzarra

Treasurer

STATE OF OHIO

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared Gustavo A. Altuzarra, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2011.

/s/Jill Banfield

Notary Public

My commission expires:

4/13/2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 2011.

/s/Christopher R. Chase

Christopher R. Chase

Trustee

STATE OF OHIO

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared Christopher R. Chase, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2011.

/s/Jill Banfield

Notary Public

My commission expires:

4/13/2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 2011.

/s/Robert J. Boulware

Robert J. Boulware

Trustee

STATE OF OHIO

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared Robert J. Boulware, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2011.

/s/Jill Banfield

Notary Public

My commission expires:

4/13/2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 2011.

/s/Mark J. Schlafly

Mark J. Schlafly

Trustee

STATE OF OHIO

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared Mark J. Schlafly, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2011.

/s/Jill Banfield

Notary Public

My commission expires:

4/13/2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2011.

/s/Jeffrey F. O’Donnell

Jeffrey F. O'Donnell

Trustee

COMMONWEALTH OF PENNSYLVANIA

)

) ss:

COUNTY OF CHESTER

)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey F. O'Donnell, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2011.

/s/Barbara A. Scarboro

Notary Public

My commission expires:

11/18/2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 2011.

/s/T. Neil Bathon

T. Neil Bathon

Trustee

STATE OF OHIO

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared T. Neil Bathon, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2011.

/s/Jill Banfield

Notary Public

My commission expires:

4/13/2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 2nd day of August, 2011.

ATTEST:

VERTICAL CAPITAL INCOME FUND

By:

/s/Gustavo A. Altuzarra

/s/A. Bayard Closser

Gustavo A. Altuzarra, Treasurer

A. Bayard Closser, President

STATE OF OHIO

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared A. Bayard Closser, President, and Gustavo A. Altuzarra, Treasurer, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2011.

/s/Jill Banfield

Notary Public

My commission expires:

4/13/2013

CERTIFICATE

The undersigned, President of VERTICAL CAPITAL INCOME FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held August 2, 2011, and is in full force and effect:

" WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-173872, 811-22554) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated: August 2, 2011

/s/A. Bayard Closser

A. Bayard Closser, President

VERTICAL CAPITAL INCOME FUND